FORM 10f-3	FUND:  	PaineWebber
Growth Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures


1.	Issuer:  Republic Services Fund


2.	Date of Purchase:  4/27/99	3.
Date offering
commenced:  4/27/99

4.	Underwriters from whom purchased:
Merrill Lynch

5.	"Affiliated Underwriter" managing
or participating in
syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  55,200

7.	Aggregate principal amount of
offering:  100,000,000

8.	Purchase price (net of fees and
expenses):  $16.00

9.	Initial public offering price:
$16.00

10.	Commission, spread or profit:
	%	$.31

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the
price paid by each
other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

 X


 X

 X




e. The commission, spread or profit was
reasonable and fair in
relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been
in continuous
operations for not less than three years.
g. The amount of such securities
purchased by all of the
investment companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

 Note:  Refer to the Rule 10f-3
Procedures for the definitions
of the capitalized
terms above.  In particular, "Affiliated
Underwriter" is
defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-Adviser, "Affiliated
Underwriter" shall also
include any brokerage affiliate of the
Sub-Adviser.



X


X



X


X


Approved:  /s/ Ellen R. Harris
		Date:  4-28-99





FORM 10f-3	FUND:  	PaineWebber
Growth Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures


1.	Issuer:  North Point Communications


2.	Date of Purchase:  5/5/99	3.
Date offering
commenced:  5/5/99

4.	Underwriters from whom purchased:
Goldman Sachs

5.	"Affiliated Underwriter" managing
or participating in
syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  25,700

7.	Aggregate principal amount of
offering:  13,000,000

8.	Purchase price (net of fees and
expenses):  $24.00

9.	Initial public offering price:
$24.00

10.	Commission, spread or profit:
	%	$1.00

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the
price paid by each
other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

 X


 X

 X




e. The commission, spread or profit was
reasonable and fair in
relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been
in continuous
operations for not less than three years.
g. The amount of such securities
purchased by all of the
investment companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is
defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-Adviser, "Affiliated
Underwriter" shall also
include any brokerage affiliate of the
Sub-Adviser.



X


X



X


X


Approved:  /s/ Ellen R. Harris
		Date:  6-2-99






FORM 10f-3	FUND:  	PaineWebber
Growth Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures


1.	Issuer:  DLJ Direct Inc.

2.	Date of Purchase:  5/25/99	3.
Date offering
commenced:  5/26/99

4.	Underwriters from whom purchased:
Donaldson Lufkin

5.	"Affiliated Underwriter" managing
or participating in
syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  11,000

7.	Aggregate principal amount of
offering:  16,000,000

8.	Purchase price (net of fees and
expenses):  $20.00

9.	Initial public offering price:
$20.00

10.	Commission, spread or profit:
	%	$.81

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the
price paid by each
other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

 X


 X

 X




e. The commission, spread or profit was
reasonable and fair in
relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been
in continuous
operations for not less than three years.
g. The amount of such securities
purchased by all of the
investment companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is
defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-Adviser, "Affiliated
Underwriter" shall also
include any brokerage affiliate of the
Sub-Adviser.



X


X



X


X


Approved:  /s/ Ellen R. Harris
		Date:  5-26-99



FORM 10f-3	FUND:  	PaineWebber
Growth Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures


1.	Issuer:  Go To.com

2.	Date of Purchase:  6/18/99	3.
Date offering
commenced:  6/18/99

4.	Underwriters from whom purchased:
Donaldson Lufkin

5.	"Affiliated Underwriter" managing
or participating in
syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  13,000

7.	Aggregate principal amount of
offering:  6,000,000

8.	Purchase price (net of fees and
expenses):  $15.00

9.	Initial public offering price:
$15.00

10.	Commission, spread or profit:
	%	$.63

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the
price paid by each
other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

 X


 X

 X




e. The commission, spread or profit was
reasonable and fair in
relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been
in continuous
operations for not less than three years.
g. The amount of such securities
purchased by all of the
investment companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is
defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-Adviser, "Affiliated
Underwriter" shall also
include any brokerage affiliate of the
Sub-Adviser.



X


X



X


X


Approved:  /s/ Ellen R. Harris
		Date:  6-18-99




FORM 10f-3	FUND:  	PaineWebber
Growth Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures


1.	Issuer:  Boston Scientific

2.	Date of Purchase:  6/24/99	3.
Date offering
commenced:  6/24/99

4.	Underwriters from whom purchased:
Merrill Lynch

5.	"Affiliated Underwriter" managing
or participating in
syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  36,500

7.	Aggregate principal amount of
offering: 13,000,000

8.	Purchase price (net of fees and
expenses):  $39.00

9.	Initial public offering price:
$39.00

10.	Commission, spread or profit:
	%	$.71

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the
price paid by each
other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

 X


 X

 X




e. The commission, spread or profit was
reasonable and fair in
relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been
in continuous
operations for not less than three years.
g. The amount of such securities
purchased by all of the
investment companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is
defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-Adviser, "Affiliated
Underwriter" shall also
include any brokerage affiliate of the
Sub-Adviser.



X


X



X


X


Approved:  /s/ Chris Altschul
	Date: 6-29-99



FORM 10f-3	FUND:  	PaineWebber
Growth Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures


1.	Issuer:  Insight Communications Co.


2.	Date of Purchase:  7/21/99	3.
Date offering
commenced:  7/21/99

4.	Underwriters from whom purchased:
Donaldson Lufkin

5.	"Affiliated Underwriter" managing
or participating in
syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  44,400

7.	Aggregate principal amount of
offering:  25,000,000

8.	Purchase price (net of fees and
expenses):  $24.50

9.	Initial public offering price:
$24.50

10.	Commission, spread or profit:
	%	$.86

11.	Have the following conditions been
satisfied?
YES
NO
b. a.	The securities are part of an issue
registered under the
Securities Act of
1933 which is being offered to the
public.

 X

c. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
d. The securities were purchased at a
price not more than the
price paid by each
other purchaser in the offering.
e. The underwriting was a firm commitment underwriting.

 X


 X

 X




f. The commission, spread or profit was
reasonable and fair in
relation to that
being received by others for underwriting similar securities during the same period.
g. The issuer of the securities and any
predecessor have been
in continuous
operations for not less than three years.
h. The amount of such securities
purchased by all of the
investment companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount of the offering.
i. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is
defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-Adviser, "Affiliated
Underwriter" shall also
include any brokerage affiliate of the
Sub-Adviser.



X


X



X


X


Approved:  /s/ Ellen R. Harris
		Date:  8-3-99



FORM 10f-3	FUND:  	PaineWebber
Growth Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures


1.	Issuer:  Airgate FCS

2.	Date of Purchase:  9/27/99	3.
Date offering
commenced:  9/28/99

4.	Underwriters from whom purchased:
Donaldson Lufkin

5.	"Affiliated Underwriter" managing
or participating in
syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  900

7.	Aggregate principal amount of
offering:  6,700,000

8.	Purchase price (net of fees and
expenses):  $17.00

9.	Initial public offering price:
$17.00

10.	Commission, spread or profit:
	%	$.71

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the
price paid by each
other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

X


X

X




b. The commission, spread or profit was
reasonable and fair in
relation to that
being received by others for underwriting similar securities during the same period.
c. The issuer of the securities and any
predecessor have been
in continuous
operations for not less than three years.
d. The amount of such securities
purchased by all of the
investment companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount of the offering.
e. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is
defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-Adviser, "Affiliated
Underwriter" shall also
include any brokerage affiliate of the
Sub-Adviser.



X


X



X


X


Approved:  /s/ Ellen R. Harris
		Date:  9-28-99


FORM 10f-3	FUND:  	PaineWebber
Growth Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures


1.	Issuer:  Martha Stewart Living


2.	Date of Purchase:  10/18/99	3.
Date offering
commenced:  10/18/99

4.	Underwriters from whom purchased:
Morgan Stanley

5.	"Affiliated Underwriter" managing
or participating in
syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  3,150

7.	Aggregate principal amount of
offering:  7,200,000

8.	Purchase price (net of fees and
expenses):  $18.00

9.	Initial public offering price:
$18.00

10.	Commission, spread or profit:
	%	$.76

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the
price paid by each
other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

 X


 X

 X




e. The commission, spread or profit was
reasonable and fair in
relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been
in continuous
operations for not less than three years.
g. The amount of such securities
purchased by all of the
investment companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is
defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-Adviser, "Affiliated
Underwriter" shall also
include any brokerage affiliate of the
Sub-Adviser.



X


X



X


X


Approved:  /s/ Ellen R. Harris
		Date:  10-28-
99


FORM 10f-3	FUND:  	PaineWebber
Growth Fund

Record of Securities Purchased Under the
Fund's Rule 10f-3
Procedures


1.	Issuer:  United Parcel Services
Inc.

2.	Date of Purchase:  11/9/99	3.
Date offering
commenced:  11/9/99

4.	Underwriters from whom purchased:
Morgan Stanley

5.	"Affiliated Underwriter" managing
or participating in
syndicate:
PaineWebber

6.	Aggregate principal amount of
purchase:  7,400

7.	Aggregate principal amount of
offering:  120,000,000

8.	Purchase price (net of fees and
expenses):  $50.00

9.	Initial public offering price:
$50.00

10.	Commission, spread or profit:
	%	$.63

11.	Have the following conditions been
satisfied?
YES
NO
a.	The securities are part of an issue
registered under the
Securities Act of 1933
which is being offered to the public.

X

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a
price not more than the
price paid by each
other purchaser in the offering.
d. The underwriting was a firm commitment underwriting.

 X


 X

 X




e. The commission, spread or profit was
reasonable and fair in
relation to that
being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any
predecessor have been
in continuous
operations for not less than three years.
g. The amount of such securities
purchased by all of the
investment companies
advised by Mitchell Hutchins (or the
Fund's Sub-Adviser, if
applicable) did not
exceed 25% of the principal amount of the offering.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is
defined as PaineWebber
Group Inc. and any of its affiliates,
including PaineWebber
Incorporated.  In the
case of a Fund advised by a Sub-Adviser, "Affiliated
Underwriter" shall also
include any brokerage affiliate of the
Sub-Adviser.



X


X



X


X


Approved:  /s/ Ellen R. Harris
		Date:  11-11-
99